COMMITMENTS AND CONTINGENCIES	6 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 19 – COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the condensed consolidated financial statements. As of December 31, 2025 and June 30, 2025, the Company was not aware of any litigation or proceedings against it.

Warranties

In connection with the Company’s sales and installations, it provides warranties from 1 to 5 years for its products. The Company accepts product returns and exchange requests if the design size is not consistent with the on-site size or some small equipment specifications and models need to be changed. The Company has not experienced any material warranty claims.

Employment agreements

We entered into an employment agreement with each of our executive officers and employee directors. Each of them is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer. We may also terminate an executive officer’s employment without cause upon advance written notice. The chief executive officer and employee director may resign at any time with advance written notice.

On December 16, 2024, Li Bang International entered into an employment agreement with our Chief Executive Officer, Mr. Huang Feng, for three years. The position shall be up for re-appointment every year by the board of directors (“BOD”). Mr. Huang is entitled to $30,000 for each calendar year, payable quarterly.

On April 28, 2024, Li Bang International entered into an employment agreement with our Chief Financial Officer, Mr. Xia Liang, for three years. The position shall be up for re-appointment every year by the BOD Mr. Xia is entitled to $30,000 for each calendar year, payable monthly.

On December 16, 2024, Li Bang International entered into an employment agreement with our Chief Operating Officer, Mr. Wu Jianhua, for three years. The position is up for re-appointment every year by the BOD. Mr. Wu is entitled to $30,000 for each calendar year, payable quarterly.

On May 14, 2022, Ms. Li Funa, a director, received and signed the offer letter provided by Li Bang International. The term shall continue until her successor is elected and qualified. The BOD may terminate the position as a director for any or no reason. The position is up for re-appointment every year by the BOD of the Company. Ms. Li is entitled to $30,000 for each calendar year, payable monthly.

Lease Obligations

The Company leases certain office premises and apartments for employees under operating lease agreements with various terms that are less than one year in duration. The Company made full payment for lease agreements in advance.

On June 12, 2025, the Company leased a land use right from Gushan Investment Co., Ltd. in Jiangyin for the construction of an intelligent kitchen manufacturing facility. The lease term is from June 15, 2025 to June 15, 2028. The Company recognized this lease as an operating lease and recognized a right-of-use asset and a lease liability. Lease expense for lease payment is recognized on a straight-line basis over the lease term. Lease payments incurred during the construction period are capitalized as part of construction in progress.

Lease expense for the six months ended December 31, 2025 and 2024 was $43,374 and $30,431, respectively.